UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

               Investment Company Act file number 811-08394

Templeton Dragon Fund, Inc.
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/20

Item 1. Reports to Stockholders.

a.)

The following is a copy of the report transmitted to shareholders pursuant to Rule30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1.)

b.)

A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable.

Annual Report
Templeton Dragon
Fund, Inc.
December 31, 2020

Not FDIC Insured May Lose Value No Bank Guarantee
franklintempleton.com
Annual Report

Contents
Annual Report
Templeton Dragon Fund, Inc. 2
Performance Summary 5
Consolidated Financial Highlights and Consolidated
Statement of Investments 7
Consolidated Financial Statements 12
Notes to Consolidated Financial Statements 15
Report of Independent Registered
Public Accounting Firm 24
Tax Information 25
Important Information to Shareholders 26
Annual Meeting of Shareholders 30
Dividend Reinvestment and Cash Purchase Plan 31
Board Members and Officers 33
Shareholder Information 38
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franklintempleton.com
Annual Report
ANNUAL REPORT
Templeton Dragon Fund, Inc.
Dear Shareholder:
This annual report for Templeton Dragon Fund, Inc. covers
the fiscal year ended December 31, 2020 .
Your Fund’s Goal and Main Investments
The Fund seeks long-term capital appreciation by investing
at least 45% of its total assets in equity securities of “China companies.”
Performance Overview
The Fund posted cumulative total returns of + 52.46% in
market price terms and + 42.18% in net asset value terms
for the 12 months under review. You can find the Fund’s
long-term performance data in the Performance Summary
on page 5 .
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Economic and Market Overview
China’s economy contracted in 2020’s first quarter for the
first time on record, reflecting the significant disruption
caused by the novel coronavirus (COVID-19) pandemic
after the government shut down nonessential businesses
for nearly two months. The shutdown hit an economy
already impacted by slowing global demand exacerbated
by trade conflict with the U.S., though China was able to
loosen restrictions earlier than many other countries. Growth returned in the second quarter after businesses reopened
and then accelerated in the third and fourth quarters, driven by retail sales and industrial production. As a net oil importer, low oil prices throughout the period also supported the
economy. Near period-end, the government signaled its
five-year annual growth targets would be on the lower end
of prior forecasts, reflecting continued uncertainty about the pandemic’s long-term economic impact.
During the 12 months under review, the People’s Bank of
China (PBOC) cut its benchmark loan prime rate twice in
direct response to the economic effects of the pandemic.
Following the second rate cut in April, the PBOC offered
multiple medium-term lending facilities to further support
liquidity, including a record liquidity injection in November.
Chinese equities rose during the 12-month period. Losses
in 2020’s first quarter were reversed by the end of the
second quarter due to the government’s aggressive actions
to contain the pandemic and encouraging economic data,
which reassured many investors. Stocks continued to rise in
the third and fourth quarters, benefiting from gains made by many technology-related companies, and a deepening of the
country’s economic recovery. Gains were limited by tensions
with the U.S., which included sanctions against several
Chinese technology companies.
In this environment, the MSCI China All Shares Total Return
Index-NR, which measures the performance of China share
classes listed in Hong Kong, Shanghai, Shenzhen and
outside of China, posted a +33.41% total return for the 12
months ended December 31, 2020.
1
The MSCI China Index-
NR posted a +29.49% total return.
1
Investment Strategy
Our investment strategy employs a fundamental, value-
oriented, long-term approach. In selecting companies for
investment, we will consider overall growth prospects,
competitive positions in export markets, technologies,
research and development, productivity, labor costs, and raw material costs and sources. Additional considerations include profit margins, returns on investment, capital resources,
government regulation, management and other factors in
comparison to other companies around the world that we
believe are comparable.
Geographic Composition
12/31/20
% of Total
Net Assets
China 98.7%
Other 0.6%
Short-Term Investments & Other Net Assets 0.7%
1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments
(SOI).The Consolidated SOI begins on page
8
.

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Our approach to selecting investments emphasizes
fundamental, company-by-company analysis (rather than
broader analyses of specific industries or sectors of the
economy), to construct an “action list” from which we make
our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for
investment by the Fund will be the company’s current price
relative to its long-term earnings potential.
Manager’s Discussion
During the 12 months under review, key contributors to the
Fund’s absolute performance included Tencent Holdings,
Wuxi Biologics Cayman and Meituan Dianping.
Tencent is one of the largest internet services companies in
China. The company provides online gaming, social network,
financial technology, cloud and other entertainment-related
services. After declining in early 2020, shares rebounded in
March due to expectations that solid growth in the mobile
gaming and financial technology businesses would offset
any short-term negative impact of COVID-19 on Tencent’s
advertising, payments and cloud services. Above-consensus
quarterly revenues and net profit in the first three quarters of 2020 continued to support the upward share price trend.
Shares also benefited from a U.S. court ruling blocking the
U.S. presidential administration from enforcing restrictions against Tencent’s WeChat messaging app in 2020. With the
U.S. accounting for a small portion of Tencent’s revenues,
limited impact is expected even if some type of ban takes
effect. Shares faced some pressure late in the reporting
period as China unveiled draft anti-monopoly rules for its
internet industry.
Wuxi Biologics is a leading, global open-access technology
platform offering end-to-end solutions to clients in the
discovery, development and manufacturing of biologics,
a type of drug which incorporates biological material.
Shares were generally on an upward trend in 2020, driven
by expectations of vaccine development and growth in
its research and development pipeline. The company
reported solid revenue and earnings growth in the first half of the year, with management also upgrading its revenue
guidance for the second half of 2020 and 2021 on the back
of increased COVID-19 related opportunities. A beneficiary
of rising outsourcing demand for biologic drug development
and manufacturing services, investors remained confident
of Wuxi Biologics’ growth prospects. Expectations that a
share price split in November could enhance liquidity and
help diversify the company’s investor base further supported sentiment in the stock.
Meituan Dianping is China’s biggest delivery app service
and food and consumer products group-buying website.
Shares declined in March along with the wider market, but
better-than-expected first-quarter sales figures led investors to adopt a more positive view on the stock. By mid-May, its
group-buying business and food deliveries operation, which
was helped by contactless payment capabilities, reported
seeing a recovery. Shares continued to rise in the second
half of the reporting period as the pandemic’s boost to online business models drove investors towards companies that
appear well-positioned to capture this trend. The company
saw an increase in the number of users and merchants
on its platforms, leading to solid second- and third-quarter corporate results with positive revenue growth. Investor
confidence was also supported by expectations that the
growing penetration of food delivery in China could bolster
Meituan Dianping’s dominance in the segment and set it on
a clearer path to profitability.
In contrast, key detractors from absolute performance
included AIA Group, Sun Art Retail Group and Industrial and
Commercial Bank of China (ICBC).
AIA is a leading pan-Asian life insurance group with a
strong presence in the Asia-Pacific region. The firm also
provides retirement planning, accident and health insurance
as well as wealth management products. AIA’s first-half
2020 corporate results disappointed investors amid a
challenging environment in Hong Kong, a key market for
the company, as border closures with mainland China and
visa suspensions amid the COVID-19 pandemic prohibited
Top 10 Holdings
12/31/20
Company
Industry , Country
% of Total
Net Assets
a a
Tencent Holdings Ltd. 9.4%
Interactive Media & Services, China
Alibaba Group Holding Ltd. 8.4%
Internet & Direct Marketing Retail, China
China Merchants Bank Co. Ltd. 3.7%
Banks, China
JD.com, Inc. 3.6%
Internet & Direct Marketing Retail, China
Wuxi Biologics Cayman, Inc. 3.4%
Life Sciences Tools & Services, China
Meituan Dianping 3.3%
Internet & Direct Marketing Retail, China
New Oriental Education & Technology Group,
Inc. 3.1%
Diversified Consumer Services, China
ANTA Sports Products Ltd. 2.8%
Textiles, Apparel & Luxury Goods, China
Innovent Biologics, Inc. 2.5%
Biotechnology, China
China Tourism Group Duty Free Corp. Ltd. 2.4%
Specialty Retail, China

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
face-to-face sales meetings. Additionally, operational data
elsewhere remained weak with new business value in China,
Malaysia and Singapore recording double-digit declines.
Shares rose in the latter part of the period, however, due
to encouraging third-quarter quarter-on-quarter growth
in new business value in most markets, anticipation of a
further recovery in operations as vaccine advancement
raised expectations of economies reopening, and business
expansion in mainland China.
Sun Art Retail is a leading hypermarket retailer and operator of e-commerce platforms in China. Despite strong share-
price performance and above-consensus double-digit
earnings growth in the first half of 2020, shares corrected in the second half of the year due to concerns about weakening
offline sales trends and rising e-commerce competition.
Shares spiked briefly in October after leading Chinese
e-commerce company Alibaba Group Holding (also a Fund
holding) increased its stake in Sun Art Retail to become a
majority shareholder, but investors grew concerned about
potential challenges ahead of the materialization of greater synergies.
ICBC is one of the largest commercial banks in China.
Shares lagged many of its Chinese counterparts over 2020.
The bank reported a decline in first-half 2020 earnings,
although third-quarter earnings recorded a quarter-on-
quarter improvement despite declining from a year earlier.
Investor sentiment was hampered by concerns that state-
owned banks such as ICBC may have to bear the burden
of the ongoing pandemic-related stimulus efforts, with the
Chinese government urging commercial banks to lower
interest rates and reduce fees to support businesses.
In the past 12 months, exposure to Taiwan was eliminated
to focus on opportunities in the Chinese market. The
Fund reduced its holdings in the financials, consumer
discretionary, information technology and communication
services sectors due to the availability of investment
opportunities we considered more attractive. In terms of
key sales, we closed positions in Taiwanese semiconductor
company Taiwan Semiconductor Manufacturing Co.,
Chinese commercial bank China Construction Bank, and
the aforementioned AIA, ICBC and Sun Art Retail. We also
reduced holdings in the previously mentioned Tencent and
leading Chinese sportswear company ANTA Sports Products
to realign the Fund’s portfolio following their strong share-
price performances.
Meanwhile, we continued to identify what we deemed to be
attractive companies with sustainable earnings power and
which traded at a discount to their intrinsic worth. Additions to the portfolio included the previously mentioned Meituan
Dianping; JD.com, a leading Chinese e-commerce company;
and NetEase, one of the largest online gaming companies
in China. The Fund also increased its investments in the
domestic A-share markets, which were held through an
offshore fund that is managed by our team and dedicated
to investments in China’s domestic A-share market. Turning
to sectors, investments in industrials and real estate were
increased due to their attractive fundamentals.
Thank you for your continued participation in Templeton
Dragon Fund. We look forward to serving your future
investment needs.
Sincerely,
Michael Lai, CFA
Lead Portfolio Manager
Erik Mok
Portfolio Manager
The foregoing information reflects our analysis, opinions
and portfolio holdings as of December 31, 2020 , the end
of the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
CFA
®
is a trademark owned by CFA Institute.

Performance Summary as of December 31, 2020
Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 12/31/20
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Cumulative Total Return
2
Average Annual Total Return
2
Based on
NAV
3
Based on
market price
4
Based on
NAV
3
Based on
market price
4
1-Year +42.18% +52.46% +42.18% +52.46%
5-Year +113.79% +145.98% +16.41% +19.72%
10-Year +123.29% +155.30% +8.36% +9.83%
See page for 6 Performance Summary footnotes.

Templeton Dragon Fund, Inc.
Performance Summary

franklintempleton.com
Annual Report
All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. There are special risks associated with investments in China, Hong Kong and Taiwan, in-
cluding exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, international trade tensions (including tariffs, embargoes and trade wars), nationalization and exchange control regulations (including currency blockage), inflation and rapid fluctuations in inflation and interest rates, all of which can negatively impact the Fund. Recent events, such as the coronavirus outbreak, have caused, and may continue to cause, uncertainty and volatility in the
Chinese economy, especially in the travel, leisure and retail sectors. In addition, investments in Taiwan could be adversely affected by its political and economic relationship with China. Because the Fund invests its assets primarily in companies in a specific region, the Fund is subject to greater risks of adverse develop-
ments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Also, as a nondiversified investment company investing in “China companies,” the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters;
financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.
The Fund may invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong
Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock
Connect program (collectively, “Stock Connect”) and may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the
China – Hong Kong Bond Connect program (“Bond Connect”).
Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, investors in Stock
Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition,
Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settle-
ment procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai
Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond
Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect and Bond Connect programs, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/22. Fund investment results reflect the fee waiver; without this reduction, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
Distributions
(1/1/20–12/31/20)
Net Investment
Income
Long-Term
Capital Gain Total
$0.1550 $5.6195 $5.7745

Templeton Dragon Fund, Inc.
Consolidated Financial Highlights
franklintempleton.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report

a
Year Ended December 31,
2020 2019 2018 2017 2016
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ................... $21.81 $19.01 $24.53 $19.05 $20.51
Income from investment operations:
Net investment income (loss)
a
.................... (0.06) 0.19 0.32
b
0.19 0.27
Net realized and unrealized gains (losses) ........... 8.96 4.70 (3.76) 6.98 (0.06)
Total from investment operations .................... 8.90 4.89 (3.44) 7.17 0.21
Less distributions from:
Net investment income .......................... (0.16) (0.30) (0.21) (0.34) (0.29)
Net realized gain s ............................. (5.62) (1.79) (1.90) (1.37) (1.41)
Total distributions ............................... (5.78) (2.09) (2.11) (1.71) (1.70)
Repurchase of shares ............................ — —
c
0.03 0.02 0.03
Net asset value, end of year ....................... $24.93 $21.81 $19.01 $24.53 $19.05
Market value, end of year
d
......................... $23.36 $19.45 $17.00 $21.51 $16.38
Total return (based on market value per share) ......... 52.46% 27.55% (11.87)% 42.06% 1.03%
Ratios to average net assets
Expenses before waiver and payments by affiliates ...... 1.34% 1.35% 1.33% 1.36% 1.35%
Expenses net of waiver and payments by affiliates ....... 1.33% 1.34% 1.33%
e
1.35%
f
1.35%
e,f
Net investment income (loss) ...................... (0.26)% 0.88% 1.34%
b
0.84% 1.35%
Supplemental data
Net assets, end of year (000’s) ..................... $842,645 $737,427 $643,788 $837,967 $654,805
Portfolio turnover rate ............................ 39.50% 36.70% 14.06% 50.93% 46.85%
g
a
Based on average daily shares outstanding.
b
Net investment income per share includes approximately $0.07 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.05%.
c
Amount rounds to less than $0.01 per share.
d
Based on the last sale on the New York Stock Exchange.
e
Benefit of waiver and payments by affiliates rounds to less than 0.01%.
f
Benefit of expense reduction rounds to less than 0.01%.
g
Excludes the value of portfolio securities associated with intercompany transactions.

Templeton Dragon Fund, Inc.
Consolidated Statement of Investments , December 31, 2020
franklintempleton.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.

a a
Country Shares
a
Value
a a a a a a
Common Stocks 99.2%
Air Freight & Logistics 1.4%
a
SF Holding Co. Ltd., A .................................. China 884,700 $ 11,961,223
Auto Components 0.9%
Minth Group Ltd. ...................................... China 1,422,000 7,523,344
Banks 3.7%
a
China Merchants Bank Co. Ltd., A ......................... China 1,840,646 12,406,391
China Merchants Bank Co. Ltd., H ......................... China 2,951,684 18,672,485
31,078,876
Beverages 3.7%
China Resources Beer Holdings Co. Ltd. .................... China 1,082,000 9,949,870
a
Kweichow Moutai Co. Ltd., A ............................. China 46,445 14,222,021
a
Luzhou Laojiao Co. Ltd., A ............................... China 202,956 7,035,829
31,207,720
Biotechnology 5.5%
b
BeiGene Ltd. ......................................... China 657,637 13,323,372
a
Hualan Biological Engineering, Inc., A ...................... China 677,388 4,388,353
b,c
I-Mab, ADR .......................................... China 18,922 892,172
b,d
InnoCare Pharma Ltd., 144A, Reg S ....................... China 2,028,400 3,527,900
b,d
Innovent Biologics, Inc., 144A, Reg S ...................... China 2,022,146 21,354,091
a
Jinyu Bio-Technology Co. Ltd., A .......................... China 988,700 3,163,735
46,649,623
Capital Markets 0.7%
a
East Money Information Co. Ltd., A ........................ China 1,268,800 6,023,771
Chemicals 2.9%
a
Jiangsu Yangnong Chemical Co. Ltd., A .................... China 277,900 5,625,374
a
Shenzhen Capchem Technology Co. Ltd., A .................. China 1,218,410 18,951,449
24,576,823
Commercial Services & Supplies 2.1%
d
A-Living Smart City Services Co. Ltd., H, 144A, Reg S ......... China 3,531,049 15,672,721
a
Beijing Originwater Technology Co. Ltd., A ................... China 1,693,200 1,987,242
17,659,963
Construction Materials 3.2%
Anhui Conch Cement Co. Ltd., H .......................... China 1,615,000 10,121,309
a
Beijing Oriental Yuhong Waterproof Technology Co. Ltd., A ...... China 2,814,300 16,741,809
26,863,118
Containers & Packaging 1.6%
a
Shenzhen YUTO Packaging Technology Co. Ltd., A ............ China 1,457,700 6,847,180
a
Zhejiang Jiemei Electronic & Technology Co. Ltd., A ........... China 1,757,600 6,837,517
13,684,697
Diversified Consumer Services 3.1%
b
New Oriental Education & Technology Group, Inc., ADR ........ China 140,208 26,052,048
Electrical Equipment 2.2%
a
Hongfa Technology Co. Ltd., A ............................ China 1,238,435 10,308,732
a
Sunwoda Electronic Co. Ltd., A ........................... China 1,724,500 8,126,926
18,435,658
Electronic Equipment, Instruments & Components 2.8%
a
Hangzhou Hikvision Digital Technology Co. Ltd., A ............. China 556,800 4,140,457
a
Luxshare Precision Industry Co. Ltd., A ..................... China 1,360,238 11,713,764
a
Shenzhen Kinwong Electronic Co. Ltd., A ................... China 840,364 3,885,111

Templeton Dragon Fund, Inc.
Consolidated Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report

a a
Country Shares
a
Value
a a a a a a
Common Stocks
(continued)
Electronic Equipment, Instruments & Components (continued)
a
WUS Printed Circuit Kunshan Co. Ltd., A .................... China 1,348,970 $ 3,890,526
23,629,858
Entertainment 1.6%
NetEase , Inc. ........................................ China 698,761 13,347,653
Food & Staples Retailing 0.9%
a
Laobaixing Pharmacy Chain JSC, A ....................... China 783,860 7,541,788
Food Products 2.2%
a
Inner Mongolia Yili Industrial Group Co. Ltd., A ............... China 1,276,300 8,678,316
a
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., A .... China 971,300 9,918,938
18,597,254
Health Care Equipment & Supplies 1.6%
a
Autobio Diagnostics Co. Ltd., A ........................... China 161,000 3,579,117
a
Shanghai Kinetic Medical Co. Ltd., A ....................... China 1,156,000 2,806,734
a
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A .......... China 112,601 7,339,637
13,725,488
Health Care Providers & Services 0.4%
a
Aier Eye Hospital Group Co. Ltd., A ........................ China 213,600 2,452,459
a,b
Meinian Onehealth Healthcare Holdings Co. Ltd., A ............ China 632,239 1,098,969
3,551,428
Hotels, Restaurants & Leisure 1.7%
a
Songcheng Performance Development Co. Ltd., A ............. China 1,942,700 5,278,534
Yum China Holdings, Inc. ............................... China 155,335 8,868,075
14,146,609
Household Durables 3.9%
a
Midea Group Co. Ltd., A ................................ China 1,169,916 17,654,777
a
Oppein Home Group, Inc., A ............................. China 175,600 3,622,034
a
Suofeiya Home Collection Co. Ltd., A ...................... China 1,730,400 6,874,555
a
TCL Technology Group Corp., A .......................... China 4,284,200 4,650,419
32,801,785
Insurance 2.0%
a
Ping An Insurance Group Co. of China Ltd., A ................ China 689,150 9,188,297
Ping An Insurance Group Co. of China Ltd., H ................ China 604,339 7,354,574
16,542,871
Interactive Media & Services 10.9%
b
Baidu, Inc., ADR ...................................... China 59,647 12,898,067
Tencent Holdings Ltd. .................................. China 1,095,100 78,796,605
91,694,672
Internet & Direct Marketing Retail 17.9%
b
Alibaba Group Holding Ltd. .............................. China 2,439,545 70,953,021
b,c
Baozun , Inc., ADR ..................................... China 330,644 11,357,622
b
JD.com, Inc., A ....................................... China 685,912 30,209,227
b,d
Meituan Dianping , B, Reg S ............................. China 740,841 27,887,817
b
Vipshop Holdings Ltd., ADR ............................. China 363,129 10,207,556
150,615,243
IT Services 2.2%
b,c
GDS Holdings Ltd., ADR ................................ China 198,407 18,578,831
Life Sciences Tools & Services 4.6%
c,d
WuXi AppTec Co. Ltd., H, 144A, Reg S ..................... China 507,700 9,959,666

Templeton Dragon Fund, Inc.
Consolidated Statement of Investments
franklintempleton.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.

a a
Country Shares
a
Value
a a a a a a
Common Stocks
(continued)
Life Sciences Tools & Services (continued)
b,d
Wuxi Biologics Cayman, Inc., 144A, Reg S .................. China 2,163,019 $ 28,684,539
38,644,205
Machinery 2.6%
a
Shenzhen Inovance Technology Co. Ltd., A .................. China 822,000 11,762,604
Weichai Power Co. Ltd., H .............................. China 5,124,940 10,304,797
22,067,401
Paper & Forest Products 0.6%
Nine Dragons Paper Holdings Ltd. ......................... Hong Kong 3,273,735 4,653,771
Pharmaceuticals 1.5%
a
Jiangsu Hengrui Medicine Co. Ltd., A ...................... China 750,960 12,820,062
Real Estate Management & Development 3.0%
China Resources Land Ltd. .............................. China 2,682,000 11,052,227
KWG Group Holdings Ltd. ............................... China 2,557,000 3,493,569
b,d
KWG Living Group Holdings Ltd., Reg S .................... China 1,278,500 1,038,968
a
Poly Developments and Holdings Group Co. Ltd., A ............ China 2,309,500 5,590,562
Shimao Group Holdings Ltd. ............................. China 1,284,400 4,091,211
b,d
Shimao Services Holdings Ltd., 144A, Reg S ................. China 35,088 54,132
25,320,669
Semiconductors & Semiconductor Equipment 1.6%
a
LONGi Green Energy Technology Co. Ltd., A ................. China 486,400 6,881,247
a
Will Semiconductor Co. Ltd. Shanghai, A .................... China 178,051 6,315,622
13,196,869
Software 0.8%
a
Hundsun Technologies, Inc., A ............................ China 425,627 6,848,278
Specialty Retail 2.4%
a
China Tourism Group Duty Free Corp. Ltd., A ................ China 463,300 20,093,084
Textiles, Apparel & Luxury Goods 2.8%
ANTA Sports Products Ltd. .............................. China 1,493,156 23,692,070
Transportation Infrastructure 0.2%
a
Shanghai International Airport Co. Ltd., A .................... China 181,700 2,108,116
Total Common Stocks (Cost $436,914,217) .....................................
835,934,869
Principal
Amount
*
Convertible Bonds 0.1%
Containers & Packaging 0.1%
Zhejiang Jiemei Electronic & Technology Co. Ltd. , Zero Cpn .,
11/03/26 .......................................... China 2,574,000 CNY 456,692
Electrical Equipment 0.0%
†
a
Sunwoda Electronic Co. Ltd. , 0.4% , 7/14/26 ................. China 1,230,800 CNY 294,184
Electronic Equipment, Instruments & Components 0.0%
†
a
Luxshare Precision Industry Co. Ltd. , Zero Cpn ., 11/02/26 ....... China 583,100 CNY 113,632
a
Shenzhen Kinwong Electronic Co. Ltd. , Zero Cpn ., 8/23/26 ...... China 1,756,000 CNY 313,442
427,074
Total Convertible Bonds (Cost $909,529) .......................................
1,177,950
Total Long Term Investments (Cost $437,823,746) ...............................
837,112,819
a

Templeton Dragon Fund, Inc.
Consolidated Statement of Investments
franklintempleton.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report

See Abbreviations on page 23.
Short Term Investments 1.8%
a a
Country Shares
a
Value
a
Money Market Funds 0.5%
e,f
Institutional Fiduciary Trust - Money Market Portfolio, 0% ........ United States 3,981,124 $ 3,981,124
Total Money Market Funds (Cost $3,981,124) ...................................
3,981,124
a a a a a
g
Investments from Cash Collateral Received for
Loaned Securities 1.3%
Money Market Funds 1.3%
e,f
Institutional Fiduciary Trust - Money Market Portfolio, 0% ........ United States 10,814,327 10,814,327
Total Investments from Cash Collateral Received for Loaned Securities
(Cost $10,814,327) ...........................................................
10,814,327
Total Short Term Investments (Cost $14,795,451 ) ................................
14,795,451
a
Total Investments (Cost $452,619,197) 101.1% ..................................
$851,908,270
Other Assets, less Liabilities (1.1)% ...........................................
(9,267,135)
Net Assets 100.0% ...........................................................
$842,641,135
*
The principal amount is stated in U.S. dollars unless otherwise indicated.
†
Rounds to less than 0.1% of net assets.
a
The security is owned by Templeton China Opportunities Fund, Ltd., a wholly-owned subsidiary of the Fund. See Note 1(c).
b
Non-income producing.
c
A portion or all of the security is on loan at December 31, 2020. See Note 1(d).
d
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2020, the aggregate value of these securities was $108,179,834, representing 12.8% of net assets.
e
See Note 3(c) regarding investments in affiliated management investment companies.
f
The rate shown is the annualized seven-day effective yield at period end.
g
See Note 1(d) regarding securities on loan.

Templeton Dragon Fund, Inc.
Consolidated Financial Statements
Consolidated Statement of Assets and Liabilities
December 31, 2020
franklintempleton.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.

Templeton
Dragon Fund,
Inc.
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $437,823,746
Cost - Non-controlled affiliates (Note 3 c ) ........................................................ 14,795,451
Value - Unaffiliated issuers (Includes securities loaned of $7,738,293) ................................. $837,112,819
Value - Non-controlled affiliates (Note 3 c ) ....................................................... 14,795,451
Cash .................................................................................... 9,795
Foreign currency, at value (cost $2,443,380) ...................................................... 2,475,003
Receivables:
Dividends and interest ..................................................................... 368,753
Total assets .......................................................................... 854,761,821
Liabilities:
Payables:
Management fees ......................................................................... 887,970
Transfer agent fees ........................................................................ 18,699
Payable upon return of securities loaned (Note 1 d ) .................................................. 10,814,327
Accrued expenses and other liabilities ........................................................... 399,690
Total liabilities ......................................................................... 12,120,686
Net assets, at value ................................................................. $842,641,135
Net assets consist of:
Paid-in capital ............................................................................. $360,700,870
Total distributable earnings (losses) ............................................................. 481,940,265
Net assets, at value ................................................................. $842,641,135
Shares outstanding ......................................................................... 33,804,143
Net asset value per share .................................................................... $24.93

Templeton Dragon Fund, Inc.
Consolidated Financial Statements
Consolidated Statement of Operations
for the year ended December 31, 2020
franklintempleton.com
The accompanying notes are an integral part of these consolidated financial statements. Annual Report

Templeton
Dragon Fund,
Inc.
Investment income:
Dividends: (net of foreign taxes of $742,796)
Unaffiliated issuers ........................................................................ $8,442,414
Non-controlled affiliates (Note 3 c ) ............................................................. 54,650
Interest: (net of foreign taxes of $467)
Unaffiliated issuers ........................................................................ 21,440
Income from securities loaned:
Unaffiliated entities (net of fees and rebates) ..................................................... 126,456
Non-controlled affiliates (Note 3 c ) ............................................................. 10,844
Total investment income ................................................................... 8,655,804
Expenses:
Management fees (Note 3 a ) ................................................................... 10,079,953
Transfer agent fees ......................................................................... 76,424
Custodian fees (Note 4 ) ...................................................................... 246,150
Reports to shareholders ...................................................................... 44,762
Registration and filing fees .................................................................... 37,065
Professional fees ........................................................................... 142,281
Directors' fees and expenses .................................................................. 133,291
Other .................................................................................... 37,160
Total expenses ......................................................................... 10,797,086
Expenses waived/paid by affiliates (Note 3 c ) ................................................... (63,603)
Net expenses ......................................................................... 10,733,483
Net investment income (loss) ............................................................ (2,077,679)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers ...................................................................... 191,562,175
Foreign currency transactions ................................................................ 41,298
Net realized gain (loss) .................................................................. 191,603,473
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... 110,870,262
Translation of other assets and liabilities denominated in foreign currencies .............................. 19,635
Net change in unrealized appreciation (depreciation) ............................................ 110,889,897
Net realized and unrealized gain (loss) ............................................................ 302,493,370
Net increase (decrease) in net assets resulting from operations .......................................... $300,415,691

Templeton Dragon Fund, Inc.
Consolidated Financial Statements
Consolidated Statements of Changes in Net Assets
franklintempleton.com
Annual Report The accompanying notes are an integral part of these consolidated financial statements.

Templeton Dragon Fund, Inc.
Year Ended
December 31, 2020
Year Ended
December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss) ............................................ $(2,077,679) $6,343,302
Net realized gain (loss) ................................................. 191,603,473 105,183,281
Net change in unrealized appreciation (depreciation) ........................... 110,889,897 53,978,230
Net increase (decrease) in net assets resulting from operations ................ 300,415,691 165,504,813
Distributions to shareholders .............................................. (195,202,024) (70,711,506)
Capital share transactions from - repurchase of shares (Note 2 ) .................... — (1,153,430)
Net increase (decrease) in net assets ................................... 105,213,667 93,639,877
Net assets:
Beginning of year ....................................................... 737,427,468 643,787,591
End of year ........................................................... $842,641,135 $737,427,468

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Notes to Consolidated Financial Statements
1. Organization and Significant Accounting Policies
Templeton Dragon Fund, Inc. (Fund) is registered under
the Investment Company Act of 1940 (1940 Act) as a
closed-end management investment company and applies
the specialized accounting and reporting guidance in U.S.
Generally Accepted Accounting Principles (U.S. GAAP).
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset value
(NAV) per share each business day as of 4 p.m. Eastern
time or the regularly scheduled close of the New York Stock
Exchange (NYSE), whichever is earlier. Under compliance
policies and procedures approved by the Fund's Board
of Directors (the Board), the Fund's administrator has
responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund
may utilize independent pricing services, quotations from
securities and financial instrument dealers, and other market sources to determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Debt securities generally trade in the OTC market rather
than on a securities exchange. The Fund's pricing services
use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through
which quotes from market makers are used to determine
fair value. In instances where sufficient market activity
may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market
characteristics such as benchmark yield curves, credit
spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities
denominated in a foreign currency are converted into their
U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the
foreign debt securities are determined.
Investments in open-end mutual funds are valued at the
closing NAV.
The Fund has procedures to determine the fair value of
financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund
primarily employs a market-based approach which may
use related or comparable assets or liabilities, recent
transactions, market multiples, book values, and other
relevant information for the investment to determine the
fair value of the investment. An income-based valuation
approach may also be used in which the anticipated future
cash flows of the investment are discounted to calculate
fair value. Discounts may also be applied due to the nature
or duration of any restrictions on the disposition of the
investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market
existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Events can occur
between the time at which trading in a foreign security
is completed and 4 p.m. Eastern time that might call into
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Fund's portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
December 31, 2020, certain securities may have been fair
valued using these procedures, in which case the securities
were categorized as Level 2 inputs within the fair value
hierarchy. See the Fair Value Measurements note for more
information.
When the last day of the reporting period is a non-business
day, certain foreign markets may be open on those days
that the Fund's NAV is not calculated, which could result
in differences between the value of the Fund's portfolio
securities on the last business day and the last calendar day of the reporting period. Any security valuation changes due
to an open foreign market are adjusted and reflected by the
Fund for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Consolidated Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Investments in Templeton China Opportunities
Fund, Ltd. (China Fund)
The Fund invests in certain China A-shares through
its investment in the China Fund. The China Fund is a
Cayman Islands exempted company, and is a wholly-owned
subsidiary of the Fund, and is able to invest directly in China
A-shares consistent with the investment objective of the
Fund. At December 31, 2020, the China Fund’s investments
as well as any other assets and liabilities of the China
Fund are reflected in the Fund’s Consolidated Statement
of Investments and Consolidated Statement of Assets and
Liabilities. All intercompany transactions and balances have been eliminated. At December 31, 2020, the net assets of
the China Fund were $324,869,816, representing 38.6% of
the Fund’s consolidated net assets.
The China Fund gains access to the A-shares market
through Templeton Investment Counsel, LLC (TIC), which
serves as the registered Qualified Foreign Institutional
Investor (QFII) for the China Fund. Investment decisions
related to the China Fund A-shares are specific to the Fund
and it bears the resultant economic and tax consequences of
its holdings and transactions in A-shares. The China Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and
may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with
applicable Chinese rules or requirements.
d. Securities Lending
The Fund participates in an agency based securities lending
program to earn additional income. The Fund receives
collateral in the form of cash and/or U.S. Government
and Agency securities against the loaned securities in an
amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned
securities, as determined at the close of Fund business each day; any additional collateral required due to changes in
security values is delivered to the Fund on the next business
1. Organization and Significant Accounting Policies
(continued)
a. Financial Instrument Valuation
(continued)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
day. Any cash collateral received is deposited into a joint
cash account with other funds and is used to invest in a
money market fund managed by Franklin Advisers, Inc., an
affiliate of the Fund, in the Consolidated Statement of Assets
and Liabilities. Additionally, the Fund received $594,861
in U.S. Government and Agency securities as collateral.
The Fund may receive income from the investment of cash
collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid
to the securities lending agent and/or third-party vendor,
is reported separately in the Consolidated Statement of
Operations. The Fund bears the market risk with respect
to any cash collateral investment, securities loaned, and
the risk that the agent may default on its obligations to the
Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the
securities in the open market using the collateral received.
The securities lending agent has agreed to indemnify the
Fund in the event of default by a third party borrower.
e. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain
tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on
its technical merits. As of December 31, 2020, the Fund has
determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for
any open tax years (or expected to be taken in future tax
years). Open tax years are those that remain subject to
examination and are based on the statute of limitations in
each jurisdiction in which the Fund invests.
f. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of
premium and accretion of discount on debt securities are
included in interest income. Dividend income is recorded
on the ex-dividend date except for certain dividends from
securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information
is received by the Fund. Distributions to shareholders are
recorded on the ex-dividend date. Distributable earnings
are determined according to income tax regulations (tax
basis) and may differ from earnings recorded in accordance
with U.S. GAAP. These differences may be permanent or
temporary. Permanent differences are reclassified among
capital accounts to reflect their tax character. These
reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
g. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
h. Guarantees and Indemnifications
Under the Fund’s organizational documents, its officers
and directors are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against the
Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.
1. Organization and Significant Accounting Policies
(continued)
d. Securities Lending
(continued)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
2. Capital Stock
At December 31, 2020, there were 100 million shares authorized ($0.01 par value). During the years ended December
31, 2020 and 2019 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 9,335,184 shares. During the year ended December 31, 2020, there were no shares repurchased. Transactions in the
Fund’s shares were as follows:
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and directors of the Fund are also officers, and/or directors of the following subsidiaries:
a. Management Fees
The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:
Under an agreement with TAML, TIC is paid a fee for serving as the QFII for the China Fund. The fee is paid by TAML and is not an additional expense of the Fund.
b. Administrative Fees
Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average weekly net assets, and is not an additional expense of the Fund.
Year Ended
December 31, 2020
Year Ended
December 31, 2019
Shares Amount Shares Amount
Shares repurchased ...................... — $— 61,341 $1,153,430
Weighted average discount of market price to net
asset value of shares repurchased .......... –% 10.42%
Subsidiary Affiliation
Templeton Asset Management Ltd. (TAML) Investment manager
Templeton Investment Counsel, LLC (TIC) Investment manager
Franklin Templeton Investment Management Ltd. (FTIML)* Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
Annualized Fee Rate Net Assets
1.250% Up to and including $1 billion
1.200% Over $1 billion, up to and including $5 billion
1.150% Over $5 billion, up to and including $10 billion
1.100% Over $10 billion, up to and including $15 billion
1.050% Over $15 billion, up to and including $20 billion
1.000% In excess of $20 billion
*
On February 23, 2021, the Board approved a new subadvisory agreement between TAML and FTIML. The subadvisory fee will be paid by TAML and will not be an additional expense of the Fund or the China Fund. The new agreement will become effective on or about July 1, 2021.

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2020, the Fund held investments in affiliated management investment companies as follows:
4. Expense Offset Arrangement
The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2020, there were no credits earned.
5. Income Taxes
The tax character of distributions paid during the years ended December 31, 2020 and 2019, was as follows:
    aa
Value at
Beginning
of Year Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Year
Number of
Shares Held
at End
of Year
Investment
Income
a       a   a   a   a   a   a   a
Templeton Dragon Fund, Inc.
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust - Money
Market Portfolio, 0% ......... $21,610,576 $374,918,115 $(392,547,567) $— $— $3,981,124 3,981,124 $54,650
Non-Controlled Affiliates
Income from
securities
loaned
Institutional Fiduciary Trust - Money
Market Portfolio, 0% ......... $— $174,870,965 $(164,056,638) $ — $ — $10,814,327 10,814,327 $10,844
Total Affiliated Securities .... $21,610,576 $549,789,080 $(556,604,205) $— $— $14,795,451 $65,494
2020 2019
Distributions paid from:
Ordinary income .......................................................... $5,239,503 $10,212,232
Long term capital gain ...................................................... 189,962,521 60,499,274
$195,202,024 $70,711,506
3. Transactions with Affiliates
(continued)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
At December 31, 2020, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment companies, foreign currency transactions, investments in the China Fund and wash sales.
6. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2020, aggregated
$308,725,628 and $491,136,263.
At December 31, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received
$10,814,327 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Consolidated Statement of Assets and Liabilities. The agreements can be terminated at any time.
7. Concentration of Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.
securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European
Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.
Investing in China A-shares may include certain risks and considerations not typically associated with investing in U.S.
securities. In general, A-shares are issued by companies incorporated in the People’s Republic of China (PRC) and listed on the Shanghai and Shenzhen Stock Exchanges and available for investment by domestic (Chinese) investors and holders of a
QFII license and, in the case of certain eligible A-shares, through the Shanghai and Shenzhen Stock Connect programs. The
Shanghai and Shenzhen Stock Exchanges are, however, substantially smaller, less liquid and more volatile than the major securities markets in the United States.
8. Novel Coronavirus Pandemic
The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.
Cost of investments .......................................................................... $451,687,832
Unrealized appreciation ........................................................................ $407,792,842
Unrealized depreciation ........................................................................ (7,572,404)
Net unrealized appreciation (depreciation) .......................................................... $400,220,438
Distributable earnings:
Undistributed ordinary income ................................................................... $31,294,110
Undistributed long term capital gains .............................................................. $49,906,214
Total distributable earnings ..................................................................... $81,200,324
5. Income Taxes
(continued)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
9. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

franklintempleton.com
Annual Report
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of December 31, 2020, in valuing the Fund's assets carried at fair value, is as follows:
10. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the consolidated financial statements.
Level 1 Level 2 Level 3 Total
Templeton Dragon Fund, Inc.
Assets:
Investments in Securities:
Common Stocks :
Air Freight & Logistics ................... $ — $ 11,961,223 $ — $ 11,961,223
Auto Components ...................... — 7,523,344 — 7,523,344
Banks ............................... — 31,078,876 — 31,078,876
Beverages ........................... — 31,207,720 — 31,207,720
Biotechnology ......................... 892,172 45,757,451 — 46,649,623
Capital Markets ........................ — 6,023,771 — 6,023,771
Chemicals ........................... — 24,576,823 — 24,576,823
Commercial Services & Supplies ........... — 17,659,963 — 17,659,963
Construction Materials .................. — 26,863,118 — 26,863,118
Containers & Packaging ................. — 13,684,697 — 13,684,697
Diversified Consumer Services ............ 26,052,048 — — 26,052,048
Electrical Equipment .................... — 18,435,658 — 18,435,658
Electronic Equipment, Instruments &
Components ........................ — 23,629,858 — 23,629,858
Entertainment ......................... — 13,347,653 — 13,347,653
Food & Staples Retailing ................. — 7,541,788 — 7,541,788
Food Products ........................ — 18,597,254 — 18,597,254
Health Care Equipment & Supplies ......... — 13,725,488 — 13,725,488
Health Care Providers & Services .......... — 3,551,428 — 3,551,428
Hotels, Restaurants & Leisure ............. 8,868,075 5,278,534 — 14,146,609
Household Durables .................... — 32,801,785 — 32,801,785
Insurance ............................ — 16,542,871 — 16,542,871
Interactive Media & Services .............. 12,898,067 78,796,605 — 91,694,672
Internet & Direct Marketing Retail .......... 21,565,178 129,050,065 — 150,615,243
IT Services ........................... 18,578,831 — — 18,578,831
Life Sciences Tools & Services ............ — 38,644,205 — 38,644,205
Machinery ............................ — 22,067,401 — 22,067,401
Paper & Forest Products ................. — 4,653,771 — 4,653,771
Pharmaceuticals ....................... — 12,820,062 — 12,820,062
Real Estate Management & Development .... 1,093,100 24,227,569 — 25,320,669
Semiconductors & Semiconductor Equipment . — 13,196,869 — 13,196,869
Software ............................. — 6,848,278 — 6,848,278
Specialty Retail ........................ — 20,093,084 — 20,093,084
Textiles, Apparel & Luxury Goods .......... — 23,692,070 — 23,692,070
Transportation Infrastructure .............. — 2,108,116 — 2,108,116
Convertible Bonds ....................... — 1,177,950 — 1,177,950
Short Term Investments ................... 14,795,451 — — 14,795,451
Total Investments in Securities ........... $104,742,922 $747,165,348 $— $851,908,270
9. Fair Value Measurements
(continued)

Templeton Dragon Fund, Inc.
Notes to Consolidated Financial Statements

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Annual Report
Abbreviations
Currency
CNY
Chinese Yuan
Selected Portfolio
ADR
American Depositary Receipt

Templeton Dragon Fund, Inc.
Report of Independent Registered Public Accounting Firm

franklintempleton.com
Annual Report
To the Board of Directors and Shareholders of Templeton Dragon Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, of Templeton Dragon Fund, Inc. and its subsidiary (the "Fund") as of December 31, 2020, the related consolidated statement of operations for the year ended December 31, 2020, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the
“consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United
States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and
Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
February 23, 2021
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Templeton Dragon Fund, Inc.
Tax Information (unaudited)

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Annual Report
1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.
Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $189,962,521 as a long term capital gain dividend for the fiscal year ended December 31, 2020.
Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $2,870,643 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue
Code for the fiscal year ended December 31, 2020. Distributions, including qualified dividend income, paid during calendar year 2020 will be reported to shareholders on Form 1099-DIV by mid-February 2021. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
At December 31, 2019, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the
Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal
Revenue Code. This written statement will allow shareholders of record on September 4, 2020, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.
The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.
Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.
Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the
Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.
1
Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.
1
At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid during the prior calendar year. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their income tax returns.
Foreign Tax
Paid
Per Share
Foreign Source
Income Per
Share
Foreign Source
Qualified
Dividends
Per Share
$0.0504 $0.2054 $0.0557

Templeton Dragon Fund, Inc.
Important Information to Shareholders

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Annual Report
Share Repurchase Program
The Fund’s Board has approved an open-market share
repurchase program which includes an initial authorization
for the Fund to repurchase up to 10% of its outstanding
shares in open-market transactions, as well as up to an
additional 10% of its outstanding shares, above and in
addition to the initial 10% previously authorized. This
authorization remains in effect.
The timing and amount of repurchases continue to be
at the discretion of the investment manager, taking into
account various factors, including, but not limited to, the
level of the discount, the Fund’s performance, portfolio
holdings, dividend history, market conditions, cash on
hand, the availability of other attractive investments and
whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s additional
10% threshold is reached, no further repurchases could be
completed until authorized by the Board. Until the additional
10% threshold is reached, Fund management will have
the flexibility to commence share repurchases if and when
it is determined to be appropriate in light of prevailing
circumstances. The share repurchase program is intended
to benefit shareholders by enabling the Fund to repurchase
shares at a discount to net asset value, thereby increasing
the proportionate interest of each remaining shareholder in
the Fund.
In the Notes to Consolidated Financial Statements section,
please see note 2 (Capital Stock) for additional information regarding shares repurchased.
Sub-advisory Agreement
At the February 23, 2021 meeting of the Board of Directors
(the “Board”) of Templeton Dragon Fund, Inc., the Board
approved a new sub-advisory agreement between
Templeton Asset Management Ltd. (“TAML”), the investment
manager to the Fund, and Franklin Templeton Investment
Management Limited (“FTIML”)(the “FTIML Sub-Advisory
Agreement”). The FTIML Sub-Advisory Agreement will allow
Michael Lai, the current lead portfolio manager of the Fund, to continue to serve as lead portfolio manager to the Fund
as he relocates from Hong Kong to the United Kingdom,
effective on or about July 1, 2021.
The FTIML Sub-Advisory Agreement will have no impact
upon the Fund’s expenses because the Fund will continue to
pay the same amount of compensation to TAML.
Summary of Updated Information Regarding the Fund
Your Fund’s Goal and Main Investments
The Fund seeks long-term capital appreciation by investing
at least 45% of its total assets in equity securities of “China companies.” “China companies” are companies (i) organized
under the laws of, or with a principal office in, the People’s
Republic of China (“China” or the “PRC”) or Hong Kong,
or the principal business activities of which are conducted
in China or Hong Kong, or for which the principal equity
securities trading market is in China or Hong Kong, or (ii)
that derive at least 50% of their revenues from goods or
services sold or produced, or have at least 50% of their
assets, in China or Hong Kong. Determinations as to
eligibility will be made by the investment manager based
on publicly available information and inquiries made to the
companies.
Principal Investment Strategy
Under normal circumstances, the Fund will invest at least
45% of its total assets in the equity securities of China
companies. The Fund may invest in companies listed on
exchanges in mainland China, Hong Kong, or elsewhere
that, in the judgment of the investment manager, are
expected to benefit from developments in the economy of
China.
Equity securities means common or preferred stock
(including convertible preferred stock); bonds, notes or
debentures convertible into common or preferred stock;
stock purchase warrants or rights; equity interests in trusts, partnerships, joint ventures or similar enterprises; and
sponsored or unsponsored American or Global Depositary
Receipts. The Fund may also invest to a limited degree
(up to 20% of its total assets) in debt obligations of China companies, which may be lower-rated or non-rated, including
debt securities the issuer of which is in payment default,
when consistent with the Fund’s investment objective.

Templeton Dragon Fund, Inc.
Important Information to Shareholders

franklintempleton.com
Annual Report
The Fund intends to invest its assets over a broad spectrum
of sectors including, among others, as conditions warrant
from time to time, consumer discretionary, communication
services, health care, financials, and information technology.
The Fund is not permitted to invest more than 25% of its
assets in any one industry. In addition, the Fund’s Board of
Directors has adopted a non-fundamental policy under which
the Fund will not invest more than 15% of its assets in any
one issuer.
In addition, the Fund may invest up to 25% of its total assets in direct equity investments that the investment manager
expects will become listed or otherwise publicly traded
securities. Direct investments will consist of (i) the private purchase from an enterprise of an equity interest in the
enterprise in the form of shares of common stock or equity
interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise.
The Fund’s investment objective of long-term capital
appreciation and its policy of investing, under normal
circumstances, at least 45% of its total assets in the equity securities of China companies, are fundamental and may not
be changed without the approval of a majority of the Fund’s
outstanding voting securities. In addition, the Fund has
adopted as a fundamental investment policy the requirement
that, under normal circumstances, the Fund will invest at
least 65% of its total assets in China companies, Japan
companies and Asia-Pacific companies.
The Fund may invest in eligible China A shares. China
A shares can be accessed through the Stock Connect
program, which covers securities listed and traded on the
Shanghai Stock Exchange through the Shanghai-Hong
Kong Stock Connect program, as well as securities listed
and traded on the Shenzhen Stock Exchange through the
Shenzhen-Hong Kong Stock Connect program. China A
shares can also be accessed through other means, including
Qualified Foreign Institutional Investor regime (QFII).
The Fund invests in certain China A-shares through its
investment in Templeton China Opportunities Fund, Ltd.
(the “China Fund”). The China Fund is a Cayman Islands
exempted company, and is a wholly-owned subsidiary of
the Fund, and is able to invest directly in China A-shares
consistent with the investment objective of the Fund. The
China Fund gains access to the A-shares market through
Templeton Investment Counsel, LLC (TIC), which serves as
the registered QFII for the China Fund. Investment decisions related to the China Fund A-shares are specific to the Fund
and it bears the resultant economic and tax consequences of
its holdings and transactions in A-shares. The China Fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A-shares and
may incur substantial delays in gaining access to its assets or a loss of value in the event of noncompliance with
applicable Chinese rules or requirements.
During periods in which the investment manager believes
changes in economic, financial or political conditions
make it advisable, the Fund may, for temporary defensive
purposes, reduce its holdings in equity securities and invest without limit in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years
to maturity) debt securities or hold cash. The short-term
and medium-term debt securities in which the Fund may
invest consist of (a) obligations of the U.S., Chinese or
Hong Kong governments, and their respective agencies or
instrumentalities; (b) bank deposits and bank obligations
(including certificates of deposit, time deposits and bankers’
acceptances) of U.S. or foreign banks denominated in any
currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments
or international development agencies; (d) finance company
and corporate commercial paper and other short-term
corporate debt obligations of U.S., Chinese or Hong Kong
corporations; and (e) repurchase agreements with banks and
broker dealers with respect to such securities. The Fund
intends to invest for temporary defensive purposes only in
shortterm and medium-term debt securities rated, at the time of investment, A or higher by Moody’s Investors Service,
Inc. or Standard & Poor’s Corporation or, if unrated by
either rating agency, of equivalent credit quality to securities so rated as determined by the investment manager. For
purposes of the Fund’s investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the United
States government) is deemed to be an “industry”, and
therefore investments in the obligations of any one foreign
government may not equal or exceed 25% of the Fund’s
assets.
The Fund is a “non-diversified” fund, which means it
generally invests a greater portion of its assets in the
securities of one or more issuers and invests overall in a
smaller number of issuers than a diversified fund.

Templeton Dragon Fund, Inc.
Important Information to Shareholders

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Annual Report
Principal Investment Risks
You could lose money by investing in the Fund. Closed-end
fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the
Federal Deposit Insurance Corporation, the Federal Reserve
Board, or any other agency of the U.S. government.
Foreign Securities (non-U.S.)
Investing in foreign securities typically involves more
risks than investing in U.S. securities, and includes risks
associated with: (i) internal and external political and
economic developments – e.g., the political, economic and
social policies and structures of some foreign countries
may be less stable and more volatile than those in the U.S.
or a country (including the U.S.) may be subject to trading
restrictions or economic sanctions imposed by another
company; (ii) trading practices – e.g., there may be less
government supervision and regulation of foreign securities
and currency markets, trading systems and brokers than in
the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and
financial reporting standards and practices as U.S. issuers;
(iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile;
and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.
There are special risks associated with investments in China,
Hong Kong and Taiwan, including exposure to currency
fluctuations, less liquidity, expropriation, confiscatory
taxation, nationalization and exchange control regulations
(including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue
to have, negative effects on the economy and securities
markets of China, Hong Kong and Taiwan. In addition,
investments in Taiwan could be adversely affected by its
political and economic relationship with China. China, Hong
Kong and Taiwan are deemed by the investment manager to
be emerging markets countries, which means an investment
in these countries has more heightened risks than general
foreign investing due to a lack of established legal, political, business and social frameworks in these countries to
support securities markets as well as the possibility for more widespread corruption and fraud. In addition, the standards
for environmental, social and corporate governance matters
in China, Hong Kong and Taiwan tend to be lower than such
standards in more developed economies.
Trade disputes and the imposition of tariffs on goods and
services can affect the economies of countries in which the
Fund invests, particularly those countries with large export sectors, as well as the global economy. Trade disputes
can result in increased costs of production and reduced
profitability for non-export-dependent companies that rely
on imports to the extent a country engages in retaliatory
tariffs. Trade disputes may also lead to increased currency
exchange rate volatility.
Region Focus
Because the Fund invests its assets primarily in companies
in a specific region, the Fund is subject to greater risks of adverse developments in that region and/or the surrounding
regions than a fund that is more broadly diversified
geographically. Political, social or economic disruptions
in the region, even in countries in which the Fund is not
invested, may adversely affect the value of investments held by the Fund.
China A Shares
Investing in China A-shares may include certain risks and
considerations not typically associated with investing in U.S.
securities. In general, A-shares are issued by companies
incorporated in the PRC and listed on the Shanghai and
Shenzhen Stock Exchanges and available for investment by
domestic (Chinese) investors and holders of a QFII license
and, in the case of certain eligible A-shares, through the
Shanghai and Shenzhen Stock Connect programs. The
Shanghai and Shenzhen Stock Exchanges are, however,
substantially smaller, less liquid and more volatile than the major securities markets in the United States.
Trading through Stock Connect is subject to a number of
restrictions that may affect the Fund’s investments and
returns. For example, investors in Stock Connect Securities
are generally subject to Chinese securities regulations and
the listing rules of the respective Exchange, among other
restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other
than through Stock Connect in accordance with applicable
rules. While Stock Connect is not subject to individual
investment quotas, daily and aggregate investment quotas
apply to all Stock Connect participants, which may restrict
or preclude the Fund’s ability to invest in Stock Connect
Securities. Trading in the Stock Connect program is subject
to trading, clearance and settlement procedures that are
untested in China, which could pose risks to the Fund.
Finally, the withholding tax treatment of dividends and

Templeton Dragon Fund, Inc.
Important Information to Shareholders

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Annual Report
capital gains payable to overseas investors currently is
unsettled. The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies
or guidelines published or applied by relevant regulators
and exchanges in respect of the Stock Connect program,
are uncertain, and they may have a detrimental effect on the
Fund’s investments and returns.
Emerging Market Countries
The Fund’s investments in securities of issuers in emerging
market countries are subject to all of the risks of foreign
investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays
in settling portfolio securities transactions; currency and
capital controls; greater sensitivity to interest rate changes;
pervasiveness of corruption and crime; currency exchange
rate volatility; and inflation, deflation or currency devaluation.
Market
The market values of securities or other investments
owned by the Fund will go up or down, sometimes rapidly
or unpredictably. The market value of a security or other
investment may be reduced by market activity or other
results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.
Stock prices tend to go up and down more dramatically than
those of debt securities. A slower-growth or recessionary
economic environment could have an adverse effect on the
prices of the various stocks held by the Fund.
Non-Diversification
Because the Fund is non-diversified, it may be more
sensitive to economic, business, political or other changes
affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.
Focus
To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.
Please see the Performance Summary section of this report
for additional risk disclosure.

Templeton Dragon Fund, Inc.
Annual Meeting of Shareholders May 28, 2020 (unaudited)

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Annual Report
The Annual Meeting of Shareholders of Templeton Dragon Fund, Inc. (the “Fund”) was held at the Fund’s offices, 300 S.E. 2nd
Street, Fort Lauderdale, Florida, on May 28, 2020. The purpose of the meeting was to elect four Directors of the Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2020. At the meeting, the following persons were elected by the shareholders to serve as
Directors of the Fund: Harris J. Ashton, Mary C. Choksi, J. Michael Luttig and Constantine D. Tseretopoulos.* Shareholders
also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2020. No other business was transacted at the meeting with respect to the Fund.
The results of the voting at the Annual Meeting are as follows:
1. Election of four Directors:
There were no broker non-votes received with respect to this item.
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the
Fund for the fiscal year ending December 31, 2020:
Term Expiring 2023 For
% of
Outstanding
Shares
% of
Shares
Present Against
% of
Outstanding
Shares
% of
Shares
Present
Harris J. Ashton
..............
18,500,091 54.73% 61.82% 11,203,488 33.14% 37.44%
Mary C. Choksi
..............
17,730,057 52.45% 59.25% 11,984,142 35.45% 40.05%
J. Michael Luttig
.............
18,556,498 54.89% 62.01% 11,153,179 32.99% 37.27%
Constantine D. Tseretopoulos
...
18,488,847 54.69% 61.78% 11,211,329 33.17% 37.46%
Term Expiring 2023 Abstain
% of
Outstanding
Shares
% of
Shares
Present
Harris J. Ashton
..............
222,285 0.66% 0.74%
Mary C. Choksi
..............
211,665 0.63% 0.71%
J. Michael Luttig
.............
216,188 0.64% 0.72%
Constantine D. Tseretopoulos
...
225,688 0.67% 0.75%
Shares
Voted
% of
Outstanding
Shares
% of
Shares
Present
For
.......................
18,558,353 54.90% 62.01%
Against
....................
11,143,055 32.96% 37.24%
Abstain
....................
224,458 0.66% 0.75%
*Ann Torre Bates, Edith E. Holiday, Rupert H. Johnson, Jr., Gregory E. Johnson, David W. Niemiec, Larry D. Thompson and Robert E. Wade are Directors of the Fund who
are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Dividend Reinvestment and Cash Purchase Plan
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:
If shares of the Fund are held in the shareholder’s name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in “street name”), the broker-dealer or nominee will elect to participate in the Plan on the shareholder’s behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.
To receive dividends or distributions in cash, the shareholder must notify American Stock Transfer and Trust Company, LLC
(the “Plan Administrator”) at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or the institution in whose name the shares are held. The Plan Administrator must receive written notice ten business days before the record date for the distribution.
Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.
A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least
$100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC and sent to American Stock Transfer and
Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Dragon Fund, Inc.
The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund’s shares on the open market.
Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.
The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.
The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to
American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon
withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.
For more information, please see the Plan’s Terms and Conditions located at the back of this report.

Templeton Dragon Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan

franklintempleton.com
Annual Report
Transfer Agent
American Stock Transfer and Trust Company, LLC
P.O. Box 922, Wall Street Station,
New York, NY 10269-056
(800) 416-5585
www.astfinancial.com
Direct Deposit Service for Registered Shareholders
Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800)
416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.
Direct Registration
If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.
Shareholder Information
Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol “TDF.” Information about the net asset value and the market price is available at franklintempleton.com.
For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC website at
www.astfinancial.com and follow the instructions.
The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin
Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).
Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Dragon Fund, Inc., 100 Fountain
Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

Templeton Dragon Fund, Inc.
Board Members and Officers

franklintempleton.com
Annual Report
The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the
Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.
Independent Board Members
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Harris J. Ashton (1932) Director Since 1994 125 Bar-S Foods (meat packing company) (1981-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
Ann Torre Bates (1958) Director Since 2008 30 Ares Capital Corporation (specialty finance company) (2010-present),
United Natural Foods, Inc.
(distributor of natural, organic and
specialty foods) (2013-present),
formerly , Allied Capital Corporation
(financial services) (2003-
2010), SLM Corporation (Sallie
Mae) (1997-2014) and Navient
Corporation (loan management,
servicing and asset recovery)
(2014-2016).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
Mary C. Choksi (1950) Director Since 2016 125 Omnicom Group Inc. (advertising and marketing communications
services) (2011-present) and White
Mountains Insurance Group, Ltd.
(holding company) (2017-present);
and formerly , Avis Budget Group
Inc. (car rental) (2007-May 2020).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly , Founder and Senior Advisor, Strategic Investment Group (investment management group)
(2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing
Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior
Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Edith E. Holiday (1952) Lead
Independent
Director
Director since 1996
and Lead Independent
Director since 2007
125 Hess Corporation (exploration
of oil and gas) (1993-present),
Canadian National Railway
(railroad) (2001-present), White
Mountains Insurance Group, Ltd.
(holding company) (2004-present),
Santander Consumer USA
Holdings, Inc. (consumer finance)
(2016-present); Santander
Holdings USA (holding company)
(2019-present); and formerly ,
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J.
Heinz Company (processed foods
and allied products) (1994-2013).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly , Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
J. Michael Luttig (1954) Director Since 2009 125 Boeing Capital Corporation (aircraft financing) (2006-2010).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Private Investor; and formerly Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company
(aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and
member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for
the Fourth Circuit (1991-2006).
David W. Niemiec (1949) Director Since 2005 30 Hess Midstream LP (oil and
gas midstream infrastructure)
(2017-present).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly , Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial
Officer, Dillon, Read & Co. Inc. (1982-1997).
Larry D. Thompson (1945) Director Since 2005 125 Graham Holdings Company
(education and media organization)
(2011-present); and formerly ,
The Southern Company (energy
company) (2014-May 2020;
previously 2010-2012), Cbeyond,
Inc. (business communications
provider) (2010-2012).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business
Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly , Independent Compliance Monitor and Auditor,
Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-September 2020); Executive Vice President - Government
Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government
Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor,
University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
Independent Board Members
(continued)

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Interested Board Members and Officers
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Constantine D.
Tseretopoulos(1954)
Director Since 1998 19 None
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly , Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-
1985).
Robert E. Wade (1946) Director Since 2006 30 El Oro Ltd (investments) (2003-
2019).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
**Gregory E. Johnson
(1961)
Director Since 2006 136 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Chairman, Chairman of the Board and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman,
Investment Company Institute; and formerly , Chief Executive Officer (2013-2020) and President (1994-2015), Franklin Resources, Inc.
**Rupert H. Johnson, Jr.
(1940)
Chairman of
the Board,
Director and
Vice President
Chairman of the
Board and Director
since 2013 and
Vice President
since 1996
125 None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director (Vice Chairman), , Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.
Alison E. Baur (1964) Vice President Since 2012 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.
Independent Board Members
(continued)

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Breda M. Beckerle (1958) Chief Compliance
Officer
Since October 2020 Not Applicable Not Applicable
280 Park Avenue
New York, NY 10017
Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Steven J. Gray (1955) Vice President Since 2009 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Matthew T. Hinkle (1971) Chief Executive
Officer – Finance
and Administration
Since 2017 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly , Vice
President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).
Robert G. Kubilis (1973) Chief Financial
Officer, Chief
Accounting
Officer and
Treasurer
Since 2017 Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 39 of the investment companies in Franklin Templeton.
Robert Lim (1948) Vice President –
AML Compliance
Since 2016 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Manraj S. Sekhon (1969) President and
Chief Executive
Officer –
Investment
Management
Since 2018 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chief Investment Officer, Franklin Templeton Emerging Markets Equity; officer of four of the investment companies in Franklin Templeton; and
formerly , Chief Executive and Chief Investment Officer, Fullerton Fund Management Company Ltd. (2011-2016).
Navid J. Tofigh (1972) Vice President Since 2015 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 41 of the investment companies in Franklin Templeton.
Interested Board Members and Officers
(continued)

Templeton Dragon Fund, Inc.

franklintempleton.com
Annual Report
*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of
Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the
Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.
Name, Year of Birth
and Address Position
Length of
Time Served
Number of Portfolios in
Fund Complex Overseen
by Board Member*
Other Directorships Held
During at Least the Past 5 Years
Craig S. Tyle (1960) Vice President Since 2005 Not Applicable Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 41 of the investment companies in Franklin Templeton.
Lori A. Weber (1964) Vice President
and Secretary
Vice President since
2011 and Secretary
since 2013
Not Applicable Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-
1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary,
Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.
Interested Board Members and Officers
(continued)

Templeton Dragon Fund, Inc.
Shareholder Information

franklintempleton.com
Annual Report
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Consolidated Statement of
Investments
The Fund files a complete consolidated statement of
investments with the U.S. Securities and Exchange
Commission for the first and third quarters for each
fiscal year as an exhibit to its report on Form N-PORT.
Shareholders may view the filed Form N-PORT by visiting
the Commission’s website at sec.gov. The filed form may
also be viewed and copied at the Commission’s Public
Reference Room in Washington, DC. Information regarding
the operations of the Public Reference Room may be
obtained by calling (800) SEC-0330.

franklintempleton.com
Not part of the annual report.
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
1. Each holder of shares (a “Shareholder”) in Templeton
Dragon Fund, Inc. (the “Fund”) whose Fund shares are
registered in his or her own name will automatically be a
participant in the Dividend Reinvestment and Cash Purchase
Plan (the “Plan”), unless any such Shareholder specifically
elects in writing to receive all dividends and capital gains in cash, paid by check, mailed directly to the Shareholder.
A Shareholder whose shares are registered in the name of
a broker- dealer or other nominee (the “Nominee”) will be a
participant if (a) such a service is provided by the Nominee and (b) the Nominee makes an election on behalf of the
Shareholder to participate in the Plan. Nominees intend to
make such an election on behalf of Shareholders whose
shares are registered in their names, as Nominee, unless
a Shareholder specifically instructs his or her Nominee to
pay dividends and capital gains in cash. American Stock
Transfer and Trust Company, LLC (“AST”) will act as Plan
Administrator and will open an account for each participating shareholder (“participant”) under the Plan in the same
name as that in which the participant’s present shares are
registered.
2. Whenever the Fund declares a distribution from capital
gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically
receive such Fund shares for participant accounts including
aggregate fractions. The number of additional Fund shares
to be credited to participant accounts shall be determined
by dividing the equivalent dollar amount of the capital
gains distribution or dividend payable to participants by the
Fund’s net asset value per share of the Fund shares on the
valuation date, provided that the Fund shall not issue such
shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for
such distribution or dividend.
3. Whenever the Fund declares a distribution from capital
gains or an income dividend payable only in cash, or if the
Fund’s net asset value per share exceeds the market price
per share on the valuation date, AST shall apply the amount
of such dividend or distribution payable to participants to
the purchase of Fund shares on the open market (less their
pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of
such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value
per share, the average per share purchase price paid by
AST may exceed the net asset value of the Fund’s shares,
resulting in the acquisition of fewer shares than if the
dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such
purchases will be made promptly after the payable date for
such dividend or distribution, and in no event more than 30
days after such date except where temporary curtailment
or suspension of purchase is necessary to comply with
applicable provisions of the Federal securities laws.
4. A participant has the option of submitting additional
payments to AST, in any amounts of at least $100, up
to a maximum of $5,000 per month, for the purchase of
Fund shares for his or her account. These payments may
be made electronically through www.astfinancial.com or
by check payable to “American Stock Transfer and Trust
Company, LLC” and sent to American Stock Transfer and
Trust Company, LLC, P.O. Box 922, Wall Street Station,
New York, NY 10269-0560, Attention: Templeton Dragon
Fund, Inc. AST shall apply such payments (less a $5.00
service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed
below in paragraph 6. AST shall make such purchases
promptly on approximately the 15th of each month or,
during a month in which a dividend or distribution is paid,
beginning on the dividend payment date, and in no event
more than 30 days after receipt, except where necessary
to comply with provisions of Federal securities law. Any
voluntary payment received less than two business days
before an investment date shall be invested during the
following month unless there are more than 30 days until the next investment date, in which case such payment will be
returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before
such payment is to be invested. Such written notice shall
be sent to AST by the participant, as discussed below in
paragraph 14.
5. For all purposes of the Plan: (a) the market price of the
Fund’s shares on a particular date shall be the last sale
price on the New York Stock Exchange on that date if a
business day and if not, on the preceding business day, or
if there is no sale on such Exchange on such date, then the
mean between the closing bid and asked quotations for such
shares on such Exchange on such date, and (b) net asset
value per share of the Fund’s shares on a particular date
shall be as determined by or on behalf of the Fund.

franklintempleton.com
Not part of the annual report.
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
6. Open market purchases provided for above may be
made on any securities exchange where Fund shares are
traded, in the over-the-counter market or in negotiated
transactions and may be on such terms as to price, delivery
and otherwise as AST shall determine. Participant funds
held by AST uninvested will not bear interest, and it is
understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within
30 business days after the payable date for any dividend
or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as
to the value of the Fund shares acquired for participant
accounts. For the purposes of purchases in the open
market, AST may aggregate purchases with those of other
participants, and the average price (including trading fees)
of all shares purchased by AST shall be the price per share
allocable to all participants.
7. AST will hold shares acquired pursuant to this Plan,
together with the shares of other participants acquired
pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in
accordance with the proxies returned by participants to the
Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.
8. AST will confirm to participants each acquisition made
for an account as soon as practicable but not later than
60 business days after the date thereof. AST will send to
participants a detailed account statement showing total
dividends and distributions, date of investment, shares
acquired and price per share, and total shares of record
for the account. Although participants may from time to
time have an undivided fractional interest (computed to
three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends
and distributions on fractional shares will be credited to
participant accounts. In the event of termination of an
account under the Plan, AST will adjust for any such
undivided fractional interest in cash at the market price of the
Fund’s shares on the date of termination.
9. Any share dividends or split shares distributed by the
Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes
available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase
of additional Fund shares for the participant accounts. The
shares held for participants under the Plan will be added
to underlying shares held by participants in calculating the number of rights to be issued.
10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued
by the Fund or purchased on the open market. AST will
deduct a $5.00 service charge from each voluntary cash
payment. Participants will be charged a pro rata share of
trading fees on all open market purchases.
11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by
notifying AST in writing. Such withdrawal or termination
will be effective immediately if notice is received by AST
not less than ten days prior to any dividend or distribution record date; otherwise such withdrawal or termination will
be effective after the investment of any current dividend
or distribution or voluntary cash payment. The Plan may
be terminated by AST or the Fund upon 90 days’ notice
in writing mailed to participants. Upon any withdrawal or
termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of
the shares at the time of withdrawal or termination) to be
delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have
AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00
service charge and a trading fee of $0.12 per share for this transaction from the proceeds. If a participant disposes of
all shares registered in his name on the books of the Fund,
AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.
12. These terms and conditions may be amended or
supplemented by AST or the Fund at any time or times,
except when necessary or appropriate to comply with
applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority,
only by mailing to participants appropriate written notice
at least 90 days prior to the effective date thereof. The
amendment or supplement shall be deemed to be accepted
by participants unless, prior to the effective date thereof,
AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include

franklintempleton.com
Not part of the annual report.
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
an appointment by AST in its place and stead of a successor
Plan Administrator under these terms and conditions, with
full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions.
Upon any such appointment of a Plan Administrator for
the purpose of receiving dividends and distributions, the
Fund will be authorized to pay to such successor Plan
Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such
successor Plan Administrator as provided in these terms and
conditions.
13. AST shall at all times act in good faith and agree to
use its best efforts within reasonable limits to ensure the
accuracy of all services performed under this Agreement
and to comply with applicable law, but shall assume no
responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence,
bad faith or willful misconduct or that of its employees.
14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O.
Box 922, Wall Street Station, New York, NY 10269-0560, or
www.astfinancial.com or such other address as AST shall
furnish to the participant, and shall have been deemed to be given or made when received by AST.
15. Any notice or other communication which by any
provision of the Plan is required to be given by AST to the
participant shall be in writing and shall be deemed to have
been sufficiently given for all purposes by being deposited
postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on
AST’s records. The participant agrees to notify AST promptly of any change of address.
16. These terms and conditions shall be governed by and
construed in accordance with the laws of the State of New
York and the rules and regulations of the U.S. Securities and
Exchange Commission, as they may be amended from time
to time.

TLTDF A 02/21
© 2021 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Annual Report
Templeton Dragon Fund, Inc.
Investment Manager Transfer Agent Fund Information
Templeton Asset
Management Ltd.
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number:
(718) 921-8124
www.astfinancial.com
(800) DIAL BEN
®
/
342-5236

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert are Ann Torre Bates and David W. Niemiec and they are “independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.
 Principal Accountant Fees and Services.
(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $57,777 for the fiscal year ended December 31, 2020 and $56,019 for the fiscal year ended December 31, 2019.

(b)      Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $7,163 for the fiscal year ended December 31, 2020 and $7,163 for the fiscal year ended December 31, 2019.  The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended December 31, 2020 and $20,000 for the fiscal year ended December 31, 2019.  The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions and professional fees in connection with an Indonesia withholding tax refund claim.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2020 and $274 for the fiscal year ended December 31, 2019.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2020 and $153,344 for the fiscal year ended December 31, 2019.  The services for which these fees were paid included issuance of an Auditors' Certificate for South Korean regulatory shareholder disclosures, and valuation Services related to Fair Value engagement.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $7,163 for the fiscal year ended December 31, 2020 and $180,781 for the fiscal year ended December 31, 2019.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee
of Listed Registrants

Members of the Audit Committee are: Ann Torre Bates, David W. Niemiec and Constantine D. Tseretopoulos

Item 6. Schedule of Investments.   N/A

Item 7
. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Templeton Asset Management Ltd. (Asset Management) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.
The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.
To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.
Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.
To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the investment manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the investment manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.
The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
Investment manager’s proxy voting policies and principles. The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.
Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of auditors of portfolio companies. The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management and director compensation. A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.
The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and social issues. The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.
The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.
The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.
Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.
The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.
Procedures for meetings involving fixed income securities & privately held issuers. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described above.
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.
Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
.

(a)(1) As of February 26, 2021, the portfolio managers of the Fund are as follows:

Michael Lai, CFA,
has been a portfolio manager of the Fund since 2019. He joined Franklin Templeton in 2019.

Erik Mok, CFA,
has been a portfolio manager of the Fund since 2020. He joined Franklin Templeton in 1998.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2020.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Michael Lai	2	1,111.6	1	521.5	1	2.4
Erik Mok	3	1,434.7	5	4,371.1	5	1,901.1

1.

The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.
The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.
The investment manager
seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.
The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and
Franklin Templeton
guidelines
.
Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:
Base salary
  Each portfolio manager is paid a base salary.
Annual bonus
  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and equity which vest over a three-year period. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the mutual funds they advise. The bonus plan seeks to provide a competitive level of annual bonus compensation, commensurate with the portfolio manager’s consistently strong investment performance. In accordance with Franklin Templeton guidelines, the Chief Investment Officer and/or other officers of the investment manager who also bear responsibility for the account, have discretion in the granting of annual bonuses. The following factors are generally considered when determining bonuses:
  Stock selection.
  The quality and success of a portfolio manager’s purchase and sale recommendations are considered when granting bonus awards.
  Investment performance.
  Primary consideration is given to the performance of their portfolios relative to those portfolios with similar objectives and restrictions.
  Non-investment performance.
  The more qualitative contributions of a portfolio manager to the company’s business and the investment management team, such as superior client service, are evaluated in determining the amount of any bonus award.
  Responsibilities.
  The characteristics and complexity of accounts managed by the portfolio manager are factored in the manager’s appraisal.
  Research.
  Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on productivity and quality of recommendations over time.
Additional long-term equity-based compensation
. Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Vesting of such deferred equity-based compensation awards is subject to achievement of key corporate and investment management metrics, designed to retain key talent through attractive incentives, whilst maintaining line of sight to both corporate and Fund performance.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.
Ownership of Fund shares.
The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Lai	None
Erik Mok	None
Note: Because the portfolio manager is a foreign national, they do not hold shares in this U.S. registered fund, however they own shares in other similar Franklin Templeton funds managed by them, registered offshore and appropriate for foreign nationals.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased [1]	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (7/1/20 - 7/31/20)	-	-	-	3,449,822.00
Month #2 (8/1/20 - 8/31/20)	-	-	-	3,449,822.00
Month #3 (9/1/20 - 9/30/20)	-	-	-	3,449,822.00
Month #4 (10/1/20 - 10/31/20)	-	-	-	3,449,822.00
Month #5 (11/1/20 - 11/30/20)	-	-	-	3,449,822.00
Month #6 (12/1/20 - 12/31/20)	-	-	-	3,449,822.00
Total	-		-

1.

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective February 26, 2013, the Board approved a modification to the Fund’s previously announced open-market share repurchase program to authorize the Fund to repurchase up to 10% of the Fund’s shares outstanding in open market transactions as of that date, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 9,335,184 shares.

Item 10
. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls. During the period covered by this report, a third-party service provider commenced performing certain accounting and administrative services for the Registrant that are subject to Franklin Templeton’s oversight.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.  N/A

Item 13. Exhibits.

(a)(1)
Code of Ethics

Code of Ethics

(a)(2)
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

Section 302

(b)
Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

Section 906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Templeton Dragon Fund, Inc.

By
S\MATTHEW T. HINKLE___________
Matthew T. Hinkle
Chief Executive Officer –  Finance and Administration
Date:  February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
S\MATTHEW T. HINKLE__________

Matthew T. Hinkle
Chief Executive Officer –  Finance and Administration
Date:  February 26, 2021

By
S\ROBERT G. KUBILIS__________

Robert G. Kubilis
Chief Financial Officer
and
Chief Accounting Officer
Date:  February 26, 2021